UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2017

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 1, 2017, JPMorgan Chase & Co. (the “Company”) entered into a Master Agency Agreement, dated February 1, 2017 (the “Master Agency Agreement”), between the Company and J.P. Morgan Securities LLC, as Agent, with respect to the offer and sale from time to time by the Company of an indeterminate aggregate principal amount of the Company’s Senior Medium-Term Notes, Series J and Subordinated Medium-Term Notes, Series F (together, the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-209681), as amended, filed by the Company. The Master Agency Agreement and the legal opinion as to the legality of the Notes are being filed as Exhibits 1.1 and 5.1, respectively, to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Master Agency Agreement, dated as of February 1, 2017, between JPMorgan Chase & Co. and J.P. Morgan Securities LLC, as Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the Senior Medium-Term Notes, Series J and Subordinated Medium-Term Notes, Series F

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin
	Name:	Neila B. Radin
	Title:	Managing Director

Dated: February 1, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Master Agency Agreement, dated as of February 1, 2017, between JPMorgan Chase & Co. and J.P. Morgan Securities LLC, as Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the Senior Medium-Term Notes, Series J and Subordinated Medium-Term Notes, Series F

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)